Exhibit 99.1

For Immediate Release Contact: John Pitstick, CFO ValueClick, Inc. 1.818.575.4583
VALUECLICK ANNOUNCES SECOND QUARTER 2013 RESULTS

Westlake Village, CA - August 1, 2013 - ValueClick, Inc. (NASDAQ: VCLK) today reported financial results for the second quarter ended June 30, 2013. Adjusted-EBITDA1 was within its previously-issued guidance range.

“The continued strong performance by our higher value add offerings demonstrate that we are moving in the right direction, as evidenced by our strong earnings in the quarter and record free cash flow,” said John Giuliani, president and chief executive officer of ValueClick. “Despite some top line weakness in the quarter from our insertion order-driven display business, we made great progress on our integration initiatives. In addition, our significant affiliate marketing client wins during Q2 represent a great addition to our roster of direct, strategic relationships with major advertisers and provide us with an even stronger base for sustainable, profitable growth in the years to come.”

Highlights from the second quarter of 2013 include:

•	Revenue increased 4 percent from the second quarter of 2012 (Q2 2012) to $159.8 million;

•	Adjusted-EBITDA increased 12 percent from Q2 2012 to $53.1 million;

•	Adjusted-EBITDA margin increased to 33.2 percent from 30.9 percent in Q2 2012;

•
Non-GAAP net income[2] per diluted common share of $0.21 was negatively impacted by an impairment charge on a note receivable. Excluding this item, non-GAAP net income per diluted common share would have been $0.39, an 11% increase from Q2 2012;

•	Record free cash flow (defined as cash from operations less capital expenditures) for the six and twelve-month periods ended June 30, 2013 of $73.5 million and $152.2 million, respectively;

•
Repurchase of 2 million shares of common stock under the share repurchase program for total cost of $52.1 million. Board of Directors increased remaining share repurchase authorization to $200 million;

•	Ending cash and cash equivalents balance of $127.1 million and $102.5 million of total debt as of June 30, 2013.

___________________________
1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation. Please see the attached schedule for a reconciliation of GAAP net income from continuing operations to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

2 Non-GAAP net income is defined as GAAP income from continuing operations before the impact of stock-based compensation and amortization of intangible assets. Please see the attached schedule for a reconciliation of GAAP income from continuing operations to non-GAAP net income per diluted common share.

Non-Cash Note Impairment
ValueClick entered into a settlement agreement related to its note receivable from the sale of the promotional lead generation business in 2010. Under the terms of the settlement, ValueClick received an upfront payment of $5.5 million in July 2013 (included in "Other current assets" on the June 30 balance sheet) and recorded a non-cash impairment charge of $22.6 million (included in "Interest and other (expense) income, net" in the second quarter). This charge, net of related tax benefits, negatively impacted second quarter GAAP and non-GAAP net income per diluted common share by approximately $0.18.

Business Outlook
Today, ValueClick is providing guidance for the third quarter of 2013:

Q3 Guidance
Revenue	$164-$168 million
Adjusted-EBITDA	$53-$55 million
Mid-Point Adjusted-EBITDA Margin	32.5%
Non-GAAP net income per diluted common share	$0.39-0.40
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.09)
GAAP net income per diluted common share	$0.30-$0.31

The consolidated revenue guidance mid-point is based on the following segment-level assumptions for revenue growth rates expressed as a percentage change from third quarter 2012 reported revenue levels:

●	Affiliate Marketing:	Up low double-digits
●	Media:	Up low single-digits
●	Owned & Operated:	Flat

Third quarter 2013 guidance assumes: stock-based compensation of $5.5 million; amortization of intangible assets of $6.5 million ($2.5 million of which will be classified in Cost of revenue); net interest and other expense of $0.5 million; a 40 percent effective tax rate; and 76 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
John Giuliani, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick's financial performance for the second quarter during a conference call and Webcast at 4:30 p.m. ET today. The live conference call can be accessed by dialing (888) 204-4520 or (913) 981-5559. Please dial in approximately ten minutes prior to the start time and provide the operator with the pass code 6717563. A replay of the conference call will be available from Thursday, August 1 at 7:30 p.m. ET through Thursday, August 8 at 7:30 p.m. ET at (888) 203-1112 and (719) 457-0820 (pass code: 6717563). The live and archived Webcast of the conference call will be available at http://ir.valueclick.com.

About ValueClick
ValueClick, Inc. (NASDAQ: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company's performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 27, 2013; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$127,068	$136,638
Accounts receivable, net	109,790	147,487
Other current assets	57,121	27,136
Total current assets	293,979	311,261

Note receivable, less current portion	—	27,615
Property and equipment, net	28,463	29,014
Goodwill	433,931	434,507
Intangible assets, net	68,892	81,822
Other assets	14,950	15,477
TOTAL ASSETS	$840,215	$899,696

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$10,000	$10,000
Other current liabilities	109,080	132,401
Borrowings under credit facility, less current portion	92,500	132,500
Other non-current liabilities	35,815	34,090
Total liabilities	247,395	308,991
Total stockholders' equity	592,820	590,705
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$840,215	$899,696

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Revenue	$159,756	$153,985	$325,194	$300,417
Cost of revenue	61,978	60,377	124,333	115,062
Gross profit	97,778	93,608	200,861	185,355
Operating expenses:
Sales and marketing (Note 1)	22,828	20,649	45,293	41,576
General and administrative (Note 1)	15,708	19,519	33,921	39,091
Technology (Note 1)	17,110	16,887	33,810	32,967
Amortization of intangible assets acquired in business combinations	3,919	6,321	7,842	12,645
Total operating expenses	59,565	63,376	120,866	126,279
Income from operations	38,213	30,232	79,995	59,076
Interest and other (expense) income, net	(23,308)	1,497	(23,903)	1,726
Income before income taxes	14,905	31,729	56,092	60,802
Income tax expense	5,510	13,028	20,414	21,903
Net income from continuing operations	9,395	18,701	35,678	38,899
Net income from discontinued operations	2,480	1,635	2,480	3,008
Net income	$11,875	$20,336	$38,158	$41,907

Net income from continuing operations per common share - basic	$0.12	$0.24	$0.47	$0.49
Net income from continuing operations per common share - diluted	$0.12	$0.23	$0.46	$0.48
Net income per common share - basic	$0.16	$0.26	$0.50	$0.53
Net income per common share - diluted	$0.15	$0.25	$0.49	$0.52
Weighted-average shares used to compute net income per common share - basic	75,531	78,720	75,590	79,529
Weighted-average shares used to compute net income per common share - diluted	77,413	80,336	77,490	81,221

Note 1 - Includes stock-based compensation as follows:
	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Sales and marketing	$1,406	$942	$2,580	$2,596
General and administrative	2,508	3,220	4,947	6,246
Technology	1,225	1,586	2,409	2,992
Total stock-based compensation	$5,139	$5,748	$9,936	$11,834

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Six-month Period Ended June 30,
	2013	2012
Cash flows from operating activities:
Net income	$38,158	$41,907
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on note receivable	22,556	—
Depreciation and amortization	19,434	23,063
Non-cash, stock-based compensation	9,936	11,834
Provision for doubtful accounts and sales credits	2,174	1,761
Amortization of discount on note receivable	(570)	(1,203)
Deferred income taxes	2,745	(1,781)
Tax benefit from stock-based awards	2,831	1,825
Excess tax benefit from stock-based awards	(2,986)	(1,927)
Changes in operating assets and liabilities, excluding business acquisitions	(14,809)	(3,819)
Net cash provided by operating activities	79,469	71,660

Cash flows from investing activities:
Purchases of property and equipment	(6,019)	(11,665)
Principal payments received on note receivable	1,960	2,120
Payments for acquisitions, net of cash acquired	—	(152)
Net cash used in investing activities	(4,059)	(9,697)

Cash flows from financing activities:
Proceeds from borrowings under credit agreement	25,000	70,000
Repayments under credit agreement	(65,000)	(65,000)
Repurchases and retirement of common stock	(52,079)	(99,568)
Proceeds from shares issued under employee stock programs	6,349	3,605
Excess tax benefit from stock-based awards	2,986	1,927
Net cash used in financing activities	(82,744)	(89,036)

Effect of exchange rate changes on cash and cash equivalents	(2,236)	(1,447)
Net decrease in cash and cash equivalents	(9,570)	(28,520)

Cash and cash equivalents, beginning of period	136,638	116,676
Cash and cash equivalents, end of period	$127,068	$88,156

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Net income from continuing operations	$9,395	$18,701	$35,678	$38,899
Interest and other expense (income), net	23,308	(1,497)	23,903	(1,726)
Income tax expense	5,510	13,028	20,414	21,903
Amortization of acquired intangible assets included in cost of revenue	2,491	2,492	4,985	4,985
Amortization of acquired intangible assets included in operating expenses	3,919	6,321	7,842	12,645
Depreciation and leasehold amortization	3,315	2,787	6,607	5,401
Stock-based compensation	5,139	5,748	9,936	11,834
Adjusted-EBITDA	$53,077	$47,580	$109,365	$93,941

Note 1 - “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Net income from continuing operations	$9,395	$18,701	$35,678	$38,899
Stock-based compensation	5,139	5,748	9,936	11,834
Amortization of acquired intangible assets included in cost of revenue	2,491	2,492	4,985	4,985
Amortization of acquired intangible assets included in operating expenses	3,919	6,321	7,842	12,645
Tax impact of above items	(4,606)	(5,015)	(9,390)	(10,265)
Non-GAAP net income	$16,338	$28,247	$49,051	$58,098
Non-GAAP net income per diluted common share	$0.21	$0.35	$0.63	$0.72
Weighted-average shares used to compute non-GAAP net income per diluted common share	77,413	80,336	77,490	81,221

Note 1 - “Non-GAAP net income per diluted common share” (GAAP net income from continuing operations per diluted common share before the impact of stock-based compensation and amortization of intangible assets) included in this press release is a non-GAAP financial measure.

Non-GAAP net income per diluted common share, as defined above, may not be similar to non-GAAP net income per diluted common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP net income per diluted common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP net income per diluted common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP net income per diluted common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP net income per diluted common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP net income per diluted common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$36,622	$33,605	$74,933	$70,712
Cost of revenue	4,526	4,200	9,088	8,376
Gross profit	32,096	29,405	65,845	62,336
Operating expenses	9,512	9,711	20,336	19,704
Segment income from operations	$22,584	$19,694	$45,509	$42,632

Media:
Revenue	$91,490	$91,088	$187,746	$171,837
Cost of revenue	35,377	36,888	71,216	67,491
Gross profit	56,113	54,200	116,530	104,346
Operating expenses	28,141	29,079	57,235	56,821
Segment income from operations	$27,972	$25,121	$59,295	$47,525

Owned & Operated Websites:
Revenue	$31,662	$29,401	$62,617	$58,076
Cost of revenue	19,590	16,846	39,106	34,303
Gross profit	12,072	12,555	23,511	23,773
Operating expenses	6,106	5,736	11,925	11,621
Segment income from operations	$5,966	$6,819	$11,586	$12,152

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$56,522	$51,634	$116,390	$102,309
Corporate expenses	(6,760)	(6,841)	(13,632)	(13,769)
Stock-based compensation	(5,139)	(5,748)	(9,936)	(11,834)
Amortization of acquired intangible assets included in cost of revenue	(2,491)	(2,492)	(4,985)	(4,985)
Amortization of acquired intangible assets included in operating expenses	(3,919)	(6,321)	(7,842)	(12,645)
Consolidated income from operations	$38,213	$30,232	$79,995	$59,076

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$36,622	$33,605	$74,933	$70,712
Media	91,490	91,088	187,746	171,837
Owned & Operated Websites	31,662	29,401	62,617	58,076
Inter-segment eliminations	(18)	(109)	(102)	(208)
Consolidated revenue	$159,756	$153,985	$325,194	$300,417